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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 21, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           DELAWARE                       0-22228                 11-3170868
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 2 THROUGH 9  NOT APPLICABLE.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        The Board of Directors of Astoria Financial Corporation, referred to as the Company, previously adopted, and the shareholders of the Company on May 19, 2004 approved, the Astoria Financial Corporation Executive Officer Annual Incentive Plan, as amended, referred to as the Plan. A copy of the Plan has been filed with the Securities and Exchange Commission as an exhibit to the Company's Definitive Proxy Statement dated and filed on April 16, 2004.

        At a meeting held on January 19, 2005, the Compensation Committee of the Company authorized and approved the payment of cash bonuses for fiscal year 2004 pursuant to the terms of the Plan and certified the Company's performance relative to the Corporate Performance Objectives established by the Committee in January 2004. The Corporate Performance Objective utilized for 2004 was performance relative to diluted earnings per common share. The participants in the Plan, their positions with the Company and the amount of the bonuses paid for 2004 are as follows:

        a) George L. Engelke, Jr., Chairman, President and Chief Financial Officer - $1,050,000,
        b) Gerard C. Keegan, director, Vice Chairman and Chief Administrative Officer - $324,000,
        c) Alan P. Eggleston, Executive Vice President, Secretary and General Counsel - $266,625,
        d)   Arnold K. Greenberg, Executive Vice President - $299,025,
        e)   Gary T. McCann, Executive Vice President - $236,250 and
        f) Monte N. Redman, Executive Vice President and Chief Financial Officer - $364,500.

        At its meeting on January 19, 2005, the Compensation Committee of the Company also established the Corporate Performance Objectives to be utilized with respect to the participants noted above for fiscal year 2005. Pursuant to the terms of the Plan and as defined by the Committee, 2005 bonuses, if any, will be based 75% on the Company's diluted earnings per common share performance and 25% on the Company's return on shareholders equity. Payment of bonuses for 2004 and 2005 were or are expected to be made, respectively, in accordance with the terms and conditions of the Plan.

        The Board of Directors of the Company, at its meeting held on January 19, 2005, confirmed and ratified both the payment of the above referenced bonuses for 2004 and the establishment of the Corporate Performance Objectives for 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ASTORIA FINANCIAL CORPORATION


                                          By:  /s/ Alan P. Eggleston
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                                               Alan P. Eggleston
                                               Executive Vice President,
                                               Secretary and General Counsel

Dated: January 21, 2005

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